UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2010 (May 13, 2010)
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32876 (Commission File No.)	20-0052541 (I.R.S. Employer Identification Number)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Office)	07054 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None

(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Wyndham Worldwide Corporation 2010 Annual Meeting of Shareholders held on May 13, 2010, the shareholders of Wyndham Worldwide Corporation (the “Company”), upon the recommendation of the Company’s Board of Directors, approved the amendment of the Company’s 2006 Equity and Incentive Plan (amended and restated as of May 12, 2009) (the “Plan Amendment”). The Company’s Board of Directors had previously adopted the Plan Amendment, subject to shareholder approval.
A brief summary of the Plan Amendment is included as part of the third proposal entitled “Proposal to Approve an Amendment to the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (amended and restated as of May 12, 2009)” in the Company’s proxy statement filed with the Commission on April 1, 2010. The description of the Plan Amendment contained in the proxy statement is qualified in its entirety by the full text of the Plan Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on May 13, 2010. At the Annual Meeting, three proposals were submitted to, and approved by, the Company’s shareholders. The proposals are described in more detail in the Company’s proxy statement filed with the Commission on April 1, 2010. The final voting results were as follows:
Proposal 1
The Company’s shareholders elected the following Directors to serve for a term ending at the 2013 Annual Meeting or until their respective successors are elected and qualified.

	Votes For	Votes Withheld
The Right Honourable Brian Mulroney	144,013,327	6,569,874
Michael H. Wargotz	149,388,432	1,194,769
Proposal 2
The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Abstain	Broker Non-Votes
161,646,442	1,588,682	170,019	-0-
Proposal 3
The Company’s shareholders approved the amendment of the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (as amended and restated as of May 12, 2009).

Votes For	Votes Against	Abstain	Broker Non-Votes
85,583,983	64,939,535	59,683	12,821,942

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed with this report:

Exhibit No.	Description
Exhibit 10.1	Amendment to the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (amended and restated as of May 12, 2009).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: May 18, 2010	By:	/s/ Thomas G. Conforti
Thomas G. Conforti
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated May 18, 2010
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Amendment to the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (amended and restated as of May 12, 2009).